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                                                                    EXHIBIT 24.0

                           T. ROWE PRICE GROUP, INC.

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors and officers of T. Rowe Price Group, Inc., a Maryland corporation, constitute and appoint George A. Roche, Joseph P. Croteau and Barbara A. Van Horn, or any one of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in any one or more of them, to sign for the undersigned in their respective names as directors and officers of T. Rowe Price Group, Inc., a Post-Effective Amendment to the Registration Statement on Form S-8 (or other appropriate form) to be filed with the Securities and Exchange Commission under the Securities Act of 1933 and any amendment or supplement to such registration statement relating to the sale of common stock of T. Rowe Price Group, Inc. under the following Plans:

         - T. Rowe Price Group, Inc. 1998 Director Stock Option Plan

         - T. Rowe Price Group, Inc. 1995 Director Stock Option Plan

         - T. Rowe Price Group, Inc. 1996 Stock Incentive Plan

         - T. Rowe Price Group, Inc. 1993 Stock Incentive Plan

         - T. Rowe Price Group, Inc. 1990 Stock Incentive Plan

         - T. Rowe Price Group, Inc. 1986 Employee Stock Purchase Plan


         We hereby confirm all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

Signature                                                     Title                                        Date
---------                                                     -----                                        ----
/s/ George A. Roche                            Chairman of the Board and President                  December 14, 2000
---------------------------------
George A. Roche                                   (Principal Executive Officer)
                                                  (Principal Financial Officer)

/s/ Joseph P. Croteau                              Vice President and Treasurer                     December 14, 2000
---------------------------------
Joseph P. Croteau                                 (Principal Accounting Officer)

/s/ Edward C. Bernard                                        Director                               December 14, 2000
---------------------------------
Edward C. Bernard

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
/s/ James E. Halbkat, Jr.                                    Director                               December 14, 2000
---------------------------------
James E. Halbkat, Jr.

/s/ Donald B. Hebb, Jr.                                      Director                               December 14, 2000
---------------------------------
Donald B. Hebb, Jr.

/s/ Henry H. Hopkins                                         Director                               December 14, 2000
---------------------------------
Henry H. Hopkins

/s/ James A.C. Kennedy                                       Director                               December 14, 2000
---------------------------------
James A.C. Kennedy

/s/ John H. Laporte                                          Director                               December 14, 2000
---------------------------------
John H. Laporte

/s/ Richard L. Menschel                                      Director                               December 14, 2000
---------------------------------
Richard L. Menschel

/s/ William T. Reynolds                                      Director                               December 14, 2000
---------------------------------
William T. Reynolds

/s/ James S. Riepe                                           Director                               December 14, 2000
---------------------------------
James S. Riepe

/s/ Brian C. Rogers                                          Director                               December 14, 2000
---------------------------------
Brian C. Rogers

/s/ Robert L. Strickland                                     Director                               December 14, 2000
---------------------------------
Robert L. Strickland

/s/ M. David Testa                                           Director                               December 14, 2000
---------------------------------
M. David Testa

/s/ Martin G. Wade                                           Director                               December 14, 2000
---------------------------------
Martin G. Wade

/s/ Anne Marie Whittemore                                    Director                               December 14, 2000
---------------------------------
Anne Marie Whittemore